                                                 Gradison Mutual Funds
                                                 580 Walnut Street
GOVERNMENT                                       Cincinnati, Ohio 45202-3198
INCOME FUND







Annual Report
DECEMBER 31, 1997


                                                    [GRADISON MUTUAL FUNDS LOGO]


This material is intended for distribution to shareholders of the Gradison Government Income Fund. It may be distributed to other persons only if it is preceded or accompanied by a current prospectus of the Gradison Government Income Fund. McDonald & Company Securities, Inc.--Distributor

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
                                                                January 16, 1998

Dear Shareholders:


The year 1997 was an unusual period during which interest rates declined with only one interruption (February and March), despite an unchanged Federal Reserve Policy, a progressively tighter labor market, a 20 year low in unemployment, and record home, car and truck sales. It has been referred to as a "Goldilocks Scenario" by the media -- an economy which is growing very fast without the traditional inflation problem. One important aspect of this interest rate decline, however, was that it was concentrated in long-term securities; so much so that the yield curve has become very flat, i.e. there is less difference now between short-term and long-term rates than at the beginning of the year. The spread (difference in interest rates) between 30 year bonds and 1 year bonds changed from 1.15% at the beginning of the year to 0.44% at year end.


                            U.S. TREASURY INTEREST RATES (%'S)
                        ------------------------------------------
                          12/31/96     12/31/97      CHANGE

1 year                      5.49         5.48        -0.01
5 year                      6.21         5.71        -0.50
10 year                     6.42         5.74        -0.68
30 year                     6.64         5.92        -0.72

30 yr - 1 yr                1.15         0.44        -0.71
------------------------------------------------------------------


The Fund, with its intermediate-term portfolio (4 to 7 years average maturity), despite having good returns, (see Performance Table) did not have the higher returns that longer term funds enjoyed. Funds invested in lower quality securities also achieved higher returns. Your Fund is invested in 100% full faith and credit U.S. government securities.

The "surprise" in 1997 was the rapidly growing problems in the entire Pacific Rim economic area which continues as this letter is being written. This area runs from Australia, up to Japan and onto the Asian continent, including China. The economic malaise of these countries was the "missing" ingredient that allowed inflation to be very restrained in the U.S. and in the entire world. Weaker prices of imports prevented domestic entities from raising prices, because if they did, they would very quickly lose their business to foreign imports. Additionally, the reduced level of activity in the Pacific Rim allowed commodity prices to decline on a global basis.

Where do we go from here? The answer, we believe, will depend on the amount of aid given to this economically troubled area. No help would cause a global slow-down as banks worldwide were forced to curtail lending as a result of loan defaults in this area. Too much help would result in allowing the area to continue on an unstable inflationary path. It is the right amount of help that is needed, and that will take time and some experimentation to determine. We believe that intermediate-term rates will decline if the "rescue" fails or long-term rates will rise if it succeeds. We have attempted to position the Fund in accordance with this view.

As always, we thank you for your support and patronage of the Gradison Government Income Fund.

Sincerely,


/s/ Michael J. Link


Michael J. Link
Exec. V.P & Portfolio Manager

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                    For a share outstanding throughout each year

                                                                                          YEAR ENDED
                                                              --------------------------------------------------------------------
                                                              12/31/97       12/31/96       12/31/95       12/31/94       12/31/93

NET ASSET VALUE AT BEGINNING OF YEAR                          $ 12.884       $ 13.214       $ 12.018       $ 13.373       $ 13.327
                                                              --------       --------       --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                          .775           .778           .786           .755           .749
   Net realized and unrealized gain (loss) on investments         .256          (.340)         1.232         (1.244)          .239
                                                              --------       --------       --------       --------       --------
     TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS              1.031           .438          2.018          (.489)          .988
                                                              --------       --------       --------       --------       --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income                          (.776)         (.768)         (.787)         (.779)         (.738)
   Dividends in excess of net investment income                     --             --             --          (.013)            --
   Distributions from realized capital gains                        --             --             --          (.053)         (.204)
   Distributions from paid-in capital                               --             --          (.035)         (.021)            --
                                                              --------       --------       --------       --------       --------
     TOTAL DISTRIBUTIONS TO SHAREHOLDERS                         (.776)         (.768)         (.822)         (.866)         (.942)
                                                              --------       --------       --------       --------       --------
NET ASSET VALUE AT END OF YEAR                                $ 13.139       $ 12.884       $ 13.214       $ 12.018       $ 13.373
                                                              ========       ========       ========       ========       ========
TOTAL RETURN                                                      8.36%          3.51%         17.20%         (3.69%)         7.52%
                                                              ========       ========       ========       ========       ========
RATIOS/SUPPLEMENTAL DATA:
   Net assets at end of year (in millions)                    $  155.1       $  162.9       $  185.4       $  184.0       $  266.0
   Ratio of gross expenses to average net assets (1)               .90%           .90%           .92%            --             --
   Ratio of net expenses to average net assets                     .90%           .90%           .92%           .90%           .90%
   Ratio of net investment income to average net assets           6.04%          6.06%          6.19%          6.03%          5.48%
   Portfolio turnover rate                                          12%            13%            16%            21%           134%

--------------------------------------------------------------------------------

(1) Effective December 31, 1995, this ratio reflects gross expenses before reduction for earnings credits on cash balances; such reductions are included in the ratio of net expenses.




                 See accompanying notes to financial statements.

GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
                                                               December 31, 1997




COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
January 1, 1988  to December 31, 1997


TOTAL RETURN PERIODS ENDED DECEMBER 31, 1997
                         10 YEARS   5 YEARS   1 YEAR
                         ---------------------------
Government Income Fund    8.05%      6.37%    8.36%

                                        1/1/88  12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95
                                        --------------------------------------------------------------------------------------
GRADISON GOVERNMENT INCOME FUND         $10,000
LEHMAN BROTHERS GNMA INDEX              $10,000
LEHMAN BROTHERS AGGREGATE BOND INDEX    $10,000
LEHMAN BROTHERS TREASURY INDEX          $10,000

<Caption
                                           12/31/96    12/31/97
                                           --------------------
GRADISON GOVERNMENT INCOME FUND                        $21,698
LEHMAN BROTHERS GNMA INDEX                             $24,625
LEHMAN BROTHERS AGGREGATE BOND INDEX                   $22,380
LEHMAN BROTHERS TREASURY INDEX                         $23,395


                                    Effective July 7, 1997, the
                                    sales charge on purchases of
                                    Fund shares was eliminated. This
                                    performance data does not
                                    reflect the deduction of the
                                    sales charge which would reduce
                                    the performance illustrated.
                                    Past performance is not
                                    predictive of future
                                    performance.


PORTFOLIO OF INVESTMENTS



      PAR                                                                    COUPON
    AMOUNT             MORTGAGE-BACKED SECURITIES - 49.13%                     RATE          MATURITY          VALUE

$    700,776   Government National Mortgage Association                        6.55%        11/15/13       $   697,710
  18,033,427   Government National Mortgage Association                        7.00      4/15/23-9/15/23    18,174,313
  18,870,532   Government National Mortgage Association                        7.50      4/15/23-3/15/24    19,324,604
  17,253,243   Government National Mortgage Association                        8.00      7/15/02-7/15/26    17,884,064
   7,254,960   Government National Mortgage Association                        8.50     4/15/21-11/15/22     7,617,708
   2,592,380   Government National Mortgage Association                        8.75          4/15/22         2,787,214
   1,829,866   Government National Mortgage Association                        9.00      1/15/20-8/15/21     1,958,528
   2,575,244   Government National Mortgage Association                        9.50     10/15/02-6/15/21     2,769,030
   2,324,614   Government National Mortgage Association                       10.00      5/15/12-6/15/21     2,557,075
                                                                                                            ----------
               Total Mortgage-Backed Securities (Cost $73,289,246)                                          73,770,246
                                                                                                            ----------
---------------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements.

GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
                                                               December 31, 1997

PORTFOLIO OF INVESTMENTS Continued


      PAR                                                                               COUPON
    AMOUNT            U.S. TREASURY OBLIGATIONS - 45.10%                                 RATE          MATURITY        VALUE

 $10,000,000   U.S. Treasury Bond                                                        5.88%        11/15/05    $ 10,050,000
  20,000,000   U.S. Treasury Note                                                        6.25          2/15/03      20,443,750
  10,000,000   U.S. Treasury Note                                                        6.38          1/15/00      10,131,250
   5,000,000   U.S. Treasury Bond                                                        6.38          3/31/01       5,093,750
  10,000,000   U.S. Treasury Bond                                                        7.63          2/15/07      10,612,500
  10,000,000   U.S. Treasury Bond                                                        8.75         11/15/08      11,381,250
                                                                                                                    ----------
               Total U.S. Treasury Obligations (Cost $67,517,734)                                                   67,712,500
                                                                                                                    ----------
-------------------------------------------------------------------------------------------------------------------------------

                    COLLATERALIZED MORTGAGE OBLIGATIONS - 0.59%

     876,310   Government National Mortgage Association GNR-94-6-L (Cost $892,330)       7.99          8/16/99         887,401
                                                                                                                    ----------

-------------------------------------------------------------------------------------------------------------------------------

     FACE                                                                             INTEREST
    AMOUNT                        REPURCHASE AGREEMENT - 5.18%                        RATE (1)

    7,770,000  First Chicago Capital, dated 12/31/97, collateral: U.S. Treasury
               Note 6%; due 09/30/98, market value $4,243,662 and U.S. Treasury
               Note 5.875%; due 10/31/98, market value $3,685,641 (repurchase
               proceeds: $7,772,797) (Cost $7,770,000)                                   6.48%         1/2/98       7,770,000
                                                                                                                  ------------
               TOTAL INVESTMENTS, AT VALUE (NOTE 1) (COST $149,469,310) - 100%                                    $150,140,147
                                                                                                                  ============

-------------------------------------------------------------------------------------------------------------------------------

(1) For the Repurchase Agreement, the rate shown reflects the actual rate of return to the Fund.




                 See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------


                                                                                     12/31/97

ASSETS
   Investments in securities, at value (Note 1) (Cost $149,469,310)               $150,140,147
   Receivable for investments sold                                                   4,053,877
   Interest receivable                                                               1,823,958
   Receivable for Fund shares sold                                                      61,614
   Cash                                                                                  9,318
   Prepaid expenses and other assets                                                    47,593
                                                                                   -----------
     TOTAL ASSETS                                                                  156,136,507
                                                                                   -----------
LIABILITIES
   Payable for Fund shares redeemed                                                    869,377
   Accrued investment advisory fee (Note 2)                                             65,571
   Dividend payable                                                                     51,973
   Other accrued expenses payable to adviser (Note 2)                                   37,883
   Other accrued expenses and liabilities                                               40,095
                                                                                   -----------
     TOTAL LIABILITIES                                                               1,064,899
                                                                                   -----------
NET ASSETS                                                                        $155,071,608
                                                                                   ===========
NET ASSETS CONSIST OF:
   Aggregate paid-in capital                                                      $160,464,435
   Distributions in excess of net investment income (Note 1)                           (67,750)
   Accumulated net realized loss                                                    (5,995,914)
   Net unrealized appreciation of investments                                          670,837
                                                                                   -----------
NET ASSETS                                                                        $155,071,608
                                                                                   ===========
SHARES OF CAPITAL STOCK OUTSTANDING
   (no par value - unlimited number of shares authorized)                           11,802,228
                                                                                   ===========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE (NOTE 1)                                 $13.14
                                                                                   ===========
-----------------------------------------------------------------------------------------------




                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                      YEAR ENDED 12/31/97

INTEREST INCOME                                                                                  $10,729,617
EXPENSES:
   Investment advisory fees (Note 2)                                            $    773,094
   Distribution (Note 2)                                                             380,694
   Personnel costs (Note 2)                                                           53,667
   Data processing fees (Note 2)                                                      40,302
   Professional fees                                                                  32,942
   Custodian fees (Note 1)                                                            25,250
   Trustees' fees (Note 2)                                                            22,623
   Registration fees                                                                  19,668
   Postage and mailing                                                                17,372
   Printing                                                                           10,285
   ICI dues                                                                            6,848
   Insurance                                                                           4,255
   Other                                                                              12,021
                                                                                   ---------
     GROSS EXPENSES                                                                1,399,021
     LESS EARNINGS CREDITS ON CASH BALANCES (NOTE 1)                                  (2,230)
                                                                                   ---------
     NET EXPENSES                                                                                  1,396,791
                                                                                                  ----------

NET INVESTMENT INCOME                                                                              9,332,826
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investments                                                  (61,865)
   Net change in unrealized appreciation/depreciation of investments               3,016,012
                                                                                   ---------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                                    2,954,147
                                                                                                  ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                             $12,286,973
                                                                                                  ==========
---------------------------------------------------------------------------------------------------------------



                 See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                          YEAR ENDED
                                                                               -------------------------------
                                                                                    12/31/97        12/31/96

FROM OPERATIONS:
   Net investment income                                                       $    9,332,826   $  10,442,430
   Net realized loss on investments/options                                           (61,865)       (536,544)
   Net change in unrealized appreciation/depreciation of investments                3,016,012      (4,448,606)
                                                                                  -----------     -----------
     Net increase in net assets resulting from operations                          12,286,973       5,457,280
                                                                                  -----------     -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME                      (9,341,253)    (10,293,237)
                                                                                  -----------     -----------
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold                                                       31,526,924      28,763,172
   Net asset value of shares issued in reinvestment of distributions                7,757,697       8,597,718
   Payments for Fund shares redeemed                                              (50,032,576)    (55,084,613)
                                                                                  -----------     -----------
     Net decrease in net assets from Fund share transactions                      (10,747,955)    (17,723,723)
                                                                                  -----------     -----------
TOTAL DECREASE IN NET ASSETS                                                       (7,802,235)    (22,559,680)
NET ASSETS:
   Beginning of year                                                              162,873,843     185,433,523
                                                                                  -----------     -----------
   End of year (including distributions in excess of net investment income of
     ($67,750) and ($59,323), respectively) (Note 1)                             $155,071,608    $162,873,843
                                                                                  ===========     ===========
NUMBER OF FUND SHARES:
   Sold                                                                             2,432,514       2,230,737
   Issued in reinvestment of distributions to shareholders                            600,948         670,451
   Redeemed                                                                        (3,872,131)     (4,293,141)
                                                                                  -----------     -----------
     Net decrease in shares outstanding                                              (838,669)     (1,391,953)
   Outstanding at beginning of year                                                12,640,897      14,032,850
                                                                                  -----------     -----------
   Outstanding at end of year                                                      11,802,228      12,640,897
                                                                                  ===========     ===========
---------------------------------------------------------------------------------------------------------------


                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                               December 31, 1997

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

Gradison Custodian Trust (the "Trust") is registered under the Investment Company Act of 1940 (the Act), as amended, as a diversified, open-end management investment company. The Trust was created under Ohio law by a Declaration of Trust dated June 3, 1987; it commenced investment operations and the public offering of its shares on September 16, 1987. There is currently one series, the Gradison Government Income Fund (the Fund). The Fund's investment objective is to seek high current income through investment in U.S. Government obligations and obligations of agencies or instrumentalities of the U.S. Government.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION

Portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. Debt securities maturing within 60 days are valued at amortized cost, which approximates market value. Portfolio securities for which market quotations are not readily available are valued at their fair value as determined by management using procedures approved by the Board of Trustees.

Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian. At the time the Fund enters into a repurchase agreement, the seller agrees that the value of the underlying security, including accrued interest, will be equal to or exceed the face amount of the repurchase agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses would not exceed an amount equal to the difference between the liquidating value of the underlying security and the face amount of the repurchase agreement and accrued interest. To minimize the possibility of loss, the Fund enters into repurchase agreements only with selected domestic banks and securities dealers which the Fund's investment adviser believes present minimal credit risk. Refer to the Fund's Portfolio of Investments for the face amount of repurchase agreements and repurchase proceeds as of December 31, 1997.

OPTION ACCOUNTING PRINCIPLES

When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the written option. The current market value of a traded option is the last ask price on the principal exchange on which such option is traded. If the option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain or loss without regard to any unrealized gain or loss on the underlying security and liability related to such option will be extinguished.

The risk in writing a call option on a security which the Fund owns is that the Fund limits the profit potential from an increase in the market price of the security. The Fund may also be subject to the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Fund also writes over-the-counter options where the Fund's ability to successfully extinguish its obligation is dependent upon the credit standing of the other party.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
                                                               December 31, 1997


SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

When the Fund purchases securities on a when-issued or delayed delivery basis, the transaction may be entered into a month or more before delivery and payment are made. Such securities are subject to market fluctuation during this period. In the event that the seller fails to deliver the securities, the Fund could experience a loss to the extent of any appreciation, in the price of the securities.

The Fund will maintain, in a segregated account with its custodian, cash or U.S. Government securities having an aggregate value at least equal to the amount of such purchase commitments. At December 31, 1997, the Fund had not committed to the purchase of any when-issued or delayed delivery securities.

FUND SHARE VALUATION

The net asset value per share is computed by dividing the net asset value of the Fund (total assets less total liabilities) by the number of shares outstanding. The redemption price per share is equal to the net asset value per share. Effective July 7, 1997 the sales charge on purchases of fund shares was eliminated.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends arising from net investment income are declared daily and paid monthly. Distributions of net realized short-term capital gains, if any, are declared and paid monthly on all shares of record on established record dates. Net realized long-term capital gains, if any, are distributed at least annually.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is accrued as earned. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes.

EXPENSE OFFSET ARRANGEMENT

The Fund has an arrangement with its custodian bank whereby the custodian's fees are reduced by credits earned on the Fund's cash on deposit with the bank. This deposit arrangement is an alternative to overnight investments. The credits are shown as a reduction of expenses on the Statement of Operations.

TAXES

It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year, at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains, if any (earned during the twelve months ended October 31), plus undistributed amounts from prior years.

The tax basis of investments is $149,718,496.

For financial reporting purposes, gross unrealized appreciation and gross unrealized depreciation of securities at December 31, 1997 was $2,278,036 and $1,607,199, respectively. For tax purposes, gross unrealized appreciation and gross unrealized depreciation of securities at December 31, 1997 was $2,069,475 and $1,647,824, respectively.

As of December 31, 1997, the Fund had a capital loss carryforward for Federal income tax purposes of approximately $5,948,000 which may be utilized to offset future net realized capital gains through December 31, 2004 prior to distributing such gains to shareholders.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
                                                               December 31, 1997


NOTE 2 -- TRANSACTIONS WITH AFFILIATES

The Fund's investments are managed, subject to the general supervision and control of the Fund's Board of Trustees, by the Gradison Division of McDonald & Company Securities, Inc. (Gradison), a registered investment adviser and securities dealer, pursuant to the terms of an Investment Advisory Agreement (the Agreement). Under the terms of the Agreement, the Fund pays Gradison a fee computed and accrued daily and paid monthly based upon the Fund's daily net assets at the annual rate of .50%.

Under the terms of the Agreement, the Fund reimburses Gradison for the cost of furnishing personnel to perform shareholder and certain other services for the Fund. The Agreement also provides that Gradison bear the costs of salaries and related expenses of executive officers of the Fund who are necessary for the management and operations of the Fund. In addition, Gradison bears the costs of preparing, printing and mailing sales literature and other advertising materials, and compensates the Fund's trustees who are affiliated with Gradison. All expenses not specifically assumed by Gradison are borne by the Fund.

Under the terms of a Data Processing Agreement between the Trust and Gradison, the Fund pays Gradison a monthly fee at an annual rate of $8.25 per shareholder non-zero balance account for data processing services provided to the Fund.

In accordance with the terms of a Distribution Service Plan adopted under Rule 12b-1 of the Act, the Fund pays Gradison a distribution service fee at an annual rate of .25% of average daily net assets.

During the year ended December 31, 1997, Gradison received sales charges aggregating $30,601 on sales of shares of the Fund.

The officers of the Trust are also officers of McDonald & Company Securities, Inc.

Each trustee of the Trust who is not affiliated with Gradison receives fees from the Trust for services as a trustee. The amounts of such fees for each trustee are as follows: (a) an annual fee of $3,500 payable in quarterly installments for service during each fiscal quarter and (b) $500 for each Board of Trustees or committee meeting attended.

NOTE 3 -- SUMMARY OF SECURITIES TRANSACTIONS

For the year ended December 31, 1997, purchases and proceeds from the sale of securities, excluding short-term securities, amounted to $17,980,141 and $25,934,039, respectively. There were no transactions in written options on U.S. Treasury Notes and Bonds for the year ended December 31, 1997.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

                                     ARTHUR
                                    ANDERSEN


To the Shareholders and Board of Trustees of the Gradison Government Income Fund of the Gradison Custodian Trust:


We have audited the accompanying statement of assets and liabilities of the Gradison Government Income Fund of the Gradison Custodian Trust (an Ohio business trust), including the portfolio of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and the financial highlights for the five years then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gradison Government Income Fund of the Gradison Custodian Trust as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for the five years then ended, in conformity with generally accepted accounting principles.





/s/ Arthur Andersen LLP


Cincinnati,Ohio,
January 30, 1998

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